UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 28, 2021
SMART SAND, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37936	45-2809926
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1725 Hughes Landing Blvd, Suite 800
The Woodlands, Texas 77380
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (281) 231-2660
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.
On June 28, 2021, Smart Sand, Inc. (the “Company”) entered into a Settlement Agreement and Release (“Settlement Agreement”) with U.S. Well Services, LLC (“USW”), a subsidiary of U.S. Well Services, Inc. (“USWS”), in connection with the approximate $50.9 million judgment issued on June 17, 2021 (the “Judgment”), by the Superior Court of the State of Delaware in favor of the Company in its breach of contract case against USW. Pursuant to the Settlement Agreement, USW shall pay to the Company a $35.0 million cash payment, and USW and the Company have each agreed to withdraw appeals of certain rulings that they each filed after the Judgment was issued. In connection with the Settlement Agreement, the Company and USWS also entered into a two year Right of First Refusal Agreement covering all purchases of Northern White frac sand by USWS and its affiliates in the continental United States from January 1, 2022 through December 31, 2023.

The Company is evaluating the impact of this settlement on its financial statements, but anticipates that it will have an approximate $19.5 million write-off to its accounts receivable, which reflects the difference between (i) the revenues recognized in connection with the Company’s product purchase agreement and railcar usage agreement with USW between the third quarter of 2018 and the expiration of such agreements in the second quarter of 2020, and (ii) the amount received by the Company pursuant to the Settlement Agreement.
The foregoing description of the Settlement Agreement is not complete and is qualified in its entirety by reference to the full text of the Settlement Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.
Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description
10.1	Settlement Agreement and Release, dated June 28, 2021, by and among Smart Sand, Inc., U.S. Well Services, LLC and U.S. Well Services, Inc.
104	Cover Page Interactive Data File

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMART SAND, INC.

Dated:	June 28, 2021	By:	/s/ Lee E. Beckelman
Lee E. Beckelman
Chief Financial Officer